	2002
(millions)

Net Sales	$5,678	+2%
		(+5% comparable growth(1))
Operating Income	$787	+48%
		(+9% comparable growth(1))
Diluted EPS	$3.41	+37%
		(+19% before charges/gains(1)(3))
Return on Invested	16.6%	+3.1% points
Capital (ROIC)
Dividends	$153	Rate +8% to $1.08
Free Cash Flow (2)	$447	$2.90 per diluted share
(after dividends)
Market Capitalization	$7,450	149mm shares @ $50

STRONG BRANDS IN ATTRACTIVE MARKETS

☐	Leading brands and market positions.

—	~90% sales from #1 or #2 market positions (up from 80% + in 2001). — Largest customer less than 5% total sales.

—	Home ($2,532mm ‘02 sales, 45% of total): a leader in kitchen & bath products in North America with #2 Aristokraft/Schrock/Omega cabinets and #1 Moen faucets (~80% of Home sales); a leader in hardware with #1 Master Lock padlocks and #1 Waterloo tool storage (primary supplier for Sears Craftsman® line).

—	Spirits & Wine ($1,033mm sales, incl. $311mm excise taxes, 18% of total): leader in bourbon (Jim Beam #1 worldwide) and cordials (DeKuyper #1 U.S.), representing 3/4’s profits; super-premium Geyser Peak wine, Knob Creek bourbon, Vox vodka, Dalmore Single Malt Scotch, El Tesoro & Chinaco tequilas.

—	Golf ($1,008mm sales, 18% of total): #1 golf equipment manufacturer, #1 in golf balls with Titleist and Pinnacle (40-45% of golf sales); #2 in golf clubs with Titleist and Cobra (25-30% sales), #1 golf shoes & gloves with FootJoy (~25% sales), and #1 golf outerwear, other accessories (5-10% sales).

—	Office ($1,105mm sales, 19% of total): #1 in North America with #1 Wilson Jones ring binders, #1 Swingline staplers/punches, #1 ACCO clips, #1 Kensington PC security, #2 Apollo/Boone white boards & overhead projectors (U.S.) and #2 Day-Timer; #1 in U.K., Rexel staplers; #1 in Australia, Marbig office supplies.

☐	Strong demographics drive 3-4% long-term market growth:

—	Home: Aging housing stock and baby boomers, bathrooms per home, larger kitchens, consumer spending on home, immigration.

—	Spirits & Wine: Growth of U.S. legal-age drinkers, cocktail resurgence, faster growth of premium brands, growing international demand for bourbon.

—	Golf: Low single-digit long-term growth trend in U.S. rounds of play despite flat participation (major increase in rounds as baby boomers age) — weather a factor year to year; growing worldwide popularity of golf.

—	Office: Fast growth of small, home and mobile offices; information age driving ~5-7% growth in cut-sheet paper; long-term growth of white collar employment.

☐	Focused on high-return categories with significant innovation, brand loyalty and consumer segmentation.

CONSISTENT, SOLID GROWTH & INCREASING RETURNS

☐	Since becoming Fortune Brands in 1997, developed 6-year track record of mid-single top-line and strong earnings growth and increasing returns.

	’97(5)	’98	’99	’00	’01	’02

Growth:
Comparable Net Sales (1)	4%	4%	4%	6%	-2%	5%
Comparable Operating Income(1)	11%	8%	4%	10%	-5%	9%
EPS Before Charges/Gains (1)	16%	13%	19%	15%	5%	19%	(3)
EPS Before Charges/Gains ($)	$1.48	$1.67	$1.99	$2.29	$2.41	$3.19
Returns:
ROIC Before Charges/Gains (1)	11.6%	10.7%	11.9%	12.3%	13.3%	16.0%
Working Capital Per Dollar Sales (2)	34%	32%	31%	31%	30%	25%
Dividend Rate (4)	84¢	88¢	92¢	96¢	$1.00	$1.08
Free Cash Flow (after dividends, mm) (1)	$96	$11	$122	$112	$287	$447
Investment:
Net Capital Expenditures (mm)	$191	$245	$217	$212	$204	$186
Acquisitions Cost (mm)	$92	$272	$104	$0	$0	$538
Share Purchases (mm)	$90	$112	$398	$256	$273	$271
# Shares Purchased (mm)	2.5	3.4	11.0	10.0	7.5	5.7

☐	Long-term goals are double-digit EPS growth & improved returns.

—	4-6% internal sales growth, driven by 3-4% average $ market growth and share gains with brand investment and innovation; modest price increases.

—	6-7% internal operating income growth driven by ongoing cost reduction as well as operating leverage (~20 basis points margin per year).

—	Double-digit EPS growth and increased returns, with stronger asset management and high-return use of strong free cash flow(2) ($250-$300mm per year and growing).

DRIVING CHANGE — FOCUSED ON SHAREHOLDER VALUE

☐	Progressing strategic evolution of portfolio to drive shareholder value.

—	Home & Hardware: Faster Growth & Higher Returns.

•	Continued innovation across channels, key customers and new markets.

•	Expansion in cabinets — acquired #4 Omega Group for $538mm (4/02): adds custom and frameless-semi-custom lines, achieving significant cross-selling and cost synergies (15¢ + EPS accretion in 2002, exceeded 8-10¢ target).

	–	Now $1.2B+ annualized sales, up from $250mm in 1997 with double-digit internal growth and two other high-return add-on acquisitions.

	–	#2 and gaining share in highly fragmented $8B industry (~15% share).

•	Added to Master Lock with acquisition of American Lock for $31.5mm (4/03).

•	Exited (10/02) the low growth and return plumbing parts business ($60mm sales) — expected to boost EPS in 2003 by 2 cents.

—	Spirits & Wine: Faster Growth & Higher Returns.

•	Further stepping up investment in fast growth and highly profitable premium brands — also adding consumer packaged goods marketing talent.

•	Strategic alliance with Vin & Sprit (6/01), the makers of Absolut vodka, created a spirits & wine distribution leader — added 20-25¢ EPS.

•	Divested (10/01) U.K. Scotch for $280mm (7.5x trailing operating income) — low growth and return, primarily private-label ($235mm sales in 2000).

—	Golf: High Returns & Strong Momentum.

•	Share gains with breakthrough innovation (e.g. new Titleist Pro V1 golf balls; Titleist Pro Titanium driver & DCI irons and King Cobra SS clubs; FootJoy GelFusion golf shoes); improved asset management.

—	Office: Major Repositioning for Returns – New Focus on Sales Growth.

•	Delivered total of $350mm operating cash flow after restructuring over 2001 and 2002; also eliminated unprofitable sales (~10% total), reduced headcount 30%, and closed 12 facilities, progressing toward 1/3 reduction in operations footprint by end of 2003 ($20-$25mm after-tax charges remain).

•	High single-digit operating margins (vs. 6% before charges in ‘02) and mid-twenties pre-tax return on net tangible assets(2) are expected in 2004.

☐	Strong balance sheet and cash flow to drive value.

—	Despite major acquisition (Omega) and substantial share purchases in 2002, debt-to-total-capital is 33% (3/31/03).

—	Long-term goal to sustain “A” category credit rating.

☐	Best investment — highly profitable internal growth.

—	33% pre-tax return on net tangible assets(2), with strong improvement in 2002.

•	~60% Spirits, ~45% Home, ~25% Golf, and ~6% Office (mid-twenties target).

—	Maintain strong new product pipeline (~25% sales from new products and line extensions introduced over past 3 years).

—	Continued advertising (up 6% in 2002 adjusted for acquisitions/divestitures).

☐	High-return opportunities for add-on acquisitions as well as joint ventures.

—	Focus on Home & Hardware and premium spirits & wine.

—	Return focus: Buy well and target to halve multiple paid in 3-4 years with synergies.

—	Returns compared with cost of capital, internal growth and share purchases.

☐	Share purchases - an attractive investment at $50 stock price (5/15/03), trading at substantial discount to the S&P despite superior performance.

—	Repurchased 20% shares since 1999 (36.2mm), including 4% in 2002 (5.7mm) and 2.0mm April 17th year-to-date.

—	Five successive 4¢ annual dividend increases 1997-2001 – doubled to +8¢ in 2002.

EPS Before Charges/Gains(1)

	Growth Rate '96 to '02		Forward P/E(7)	Dividend Yield

Fortune Brands	+12	%(3)	14.0x	2.2%
S&P 500	+2%		18.1x	1.7%
S&P 500 Industrials (excl. tech, financials, utilities & transportation)	+2%		20.8x	1.5%

☐	Pay-for-performance culture – closely tied to creating shareholder value.

—	Executive comp. 2/3’s stock based (EPS/ROE targets drive 40% of stock comp.).

—	Add-on acquisition “commitment” cases added to compensation plan targets.

(1)	Non-GAAP measures: This presentation contains certain non-GAAP (Generally Accepted Accounting Principles) measures, including Comparable Net Sales, Comparable Operating Income, EPS Before Charges/Gains, ROIC Before Charges/Gains, and Free Cash Flow. Management believes these measures, defined below, are useful in analyzing the Company’s performance from year to year. Items have been excluded or added in order to provide additional measures to investors seeking to evaluate the Company’s underlying financial performance from year to year. Each measure should not be considered a substitute for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies. For full explanation of restructuring related items as well as gains or losses, please see our press releases and public filings, which are available at fortunebrands.com. “Comparable Net Sales and Comparable Operating Income” reflect year to year performance based on our current businesses. It excludes changes in foreign currency exchange rates, spirits & wine excise taxes on net sales, interim Absolut sales, and results from divestitures in both periods. It includes results from acquisitions in the prior period. Comparable operating income excludes restructuring and restructuring-related items, and amortization of intangibles 96-02 is restated as it would have appeared if current FAS 142 goodwill accounting had gone into effect and the writedowns of intangibles had occurred on 1/1/96. “EPS Before Charges/Gains” is based on diluted shares and indicates the underlying performance of our businesses prior to costs associated with our restructuring initiatives, and excludes tax credits/charges, gains/losses on divestitures, and writedowns of intangibles or goodwill. “ROIC Before Charges/Gains” is a measure of after-tax Return On Invested Capital (ROIC). It represents the sum of net income before charges/gains plus after-tax interest divided by the 13-point average of the sum of total debt less cash plus shareholders equity. The impact of improved returns attributable to current FAS 142 goodwill accounting and the writedowns of intangibles have been excluded by restating invested capital and net income as they would appear if FAS 142 had gone into effect and the writedowns had occurred on 1/1/96. “Free Cash Flow” is a measure of GAAP cash flow to invest in internal growth, make acquisitions, pay down debt and repurchase stock. It is equal to GAAP cash flow from operations (includes working capital) less net capital expenditures and dividends to stockholders. In the order shown, the following pages reconcile each non-GAAP measure to the nearest GAAP measure.

(2)	“Pre-Tax Return on Net Tangible Assets” (RONTA) is a measure of operating returns. It represents pre-tax GAAP operating income divided by a 13-point average of GAAP total assets less intangibles, accounts payable and other non-interest bearing liabilities. “Working Capital Per Dollar Sales” (WCE) measures the cents of GAAP working capital supporting each dollar of net sales. It is equal to a 13-point average of the sum of GAAP accounts receivable and inventory less accounts payable divided by GAAP net sales over the past 12 months.

(3)	Excludes benefit of lower goodwill expense.

(4)	Based on indicated annual rate at end of period.

(5)	1996 pro forma for ‘97 Gallaher spin-off as if done 1/1/96.

(6)	All brand sales are based on ‘02 sales rounded to nearest $50mm.

(7)	May 15th First Call 2003 EPS consensus ($3.57 for Fortune Brands; $52.37 for S&P 500; $52.75 for S&P Industrials) and stock prices.

This contains statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements speak only as of the date hereof. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, foreign exchange rate fluctuations, changes in interest rates, returns on pension assets, competitive product and pricing pressures, trade consolidations, the impact of excise tax increases with respect to distilled spirits and wine, regulatory developments, the uncertainties of litigation, changes in golf equipment regulatory standards, the impact of weather, particularly on the home products and golf brand groups, expenses and disruptions related to shifts in manufacturing to different locations and sources, challenges in the integration of acquisitions and joint ventures, the impact of weak conditions in the leisure travel industry on our golf and spirits and wine businesses as well as other risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings.

www.fortunebrands.com

5/20/03

Fortune Brands, Inc.
Reconciliation of Comparable Net Sales to GAAP Net Sales

	2002	2001	% Change

Comparable Net Sales	$5,384.9	$5,136.0	4.8%
Net impact of acquisitions/divestitures	(37.9)	(96.4)
Interim Absolut sales	—	205.3
Impact of foreign currency exchange rates	19.6	—
Spirits & Wine excise taxes	311.1	314.7

GAAP Net Sales	$5,677.7	$5,559.6	2.1%

	2001	2000	% Change

Comparable Net Sales	$5,050.6	$5,176.6	-2.4%
Net impact of acquisitions/divestitures	150.1	235.0
Interim Absolut sales	205.3	—
Impact of foreign currency exchange rates	(72.2)	—
Spirits & Wine excise taxes	344.9	340.4

GAAP Net Sales	$5,678.7	$5,752.0	-1.3%

	2000	1999	% Change

Comparable Net Sales	$5,507.7	$5,203.7	5.8%
Net impact of acquisitions/divestitures	—	(80.8)
Impact of foreign currency exchange rates	(84.6)	—
Spirits & Wine excise taxes	352.7	401.8

GAAP Net Sales	$5,775.8	$5,524.7	4.5%

	1999	1998	% Change

Comparable Net Sales	$5,173.7	$5,025.4	3.0%
Net impact of acquisitions/divestitures	(80.8)	(228.2)
Impact of foreign currency exchange rates	(16.9)	—
Spirits & Wine excise taxes	448.7	443.7

GAAP Net Sales	$5,524.7	$5,240.9	5.4%

	1998	1997	% Change

Comparable Net Sales	$4,970.0	$4,768.5	4.2%
Net impact of acquisitions/divestitures	(124.3)	(342.7)
Impact of foreign currency exchange rates	(48.5)	—
Spirits & Wine excise taxes	443.7	418.7

GAAP Net Sales	$5,240.9	$4,844.5	8.2%

	1997	1996	% Change

Comparable Net Sales	$4,536.1	$4,347.0	4.4%
Net impact of acquisitions/divestitures	(103.2)	(73.8)
Impact of foreign currency exchange rates	(7.1)	—
Spirits & Wine excise taxes	418.7	444.5

GAAP Net Sales	$4,844.5	$4,717.7	2.7%

Comparable Net Sales is a non-GAAP measure and reflects year to year (most recent period GAAP) performance based on our current businesses. It is equal to net sales excluding changes in foreign currency exchange rates, spirits & wine excise taxes, interim Absolut sales, and results from divestitures in both periods. It includes the results from acquisitions in the prior period. In assessing this measure, investors should note that the net impact of acquisitions and divestitures, the impact of foreign exchange as well as the impact of excise taxes and interim Absolut sales have been excluded in order to provide an additional measure to investors seeking to evaluate the Company’s underlying financial performance from year to year.

Fortune Brands, Inc.
Reconciliation of Comparable Operating Income to GAAP Operating Income

	2002	2001	% Change

Comparable Operating Income	$851.2	$780.3	9.1%
Restructuring & restructuring-related items	(55.8)	(98.1)
Net impact of acquisitions/divestitures	(16.1)	(32.8)
Impact of foreign currency exchange rates	7.3	—
FAS 142 amortization benefit as of 1/1/96	—	(44.8)
Writedown of intangibles	—	(73.3)

GAAP Operating Income	$786.6	$531.3	48.1%

	2001	2000	% Change

Comparable Operating Income	$738.0	$778.8	-5.2%
Restructuring & restructuring-related items	(98.1)	(73.0)
Net impact of acquisitions/divestitures	23.5	35.9
Impact of foreign currency exchange rates	(12.6)	—
FAS 142 amortization benefit as of 1/1/96	(44.8)	(60.4)
Writedown of intangibles	(73.3)	(502.6)

GAAP Operating Income	$532.7	$178.7	198.1%

	2000	1999	% Change

Comparable Operating Income	$834.4	$756.2	10.3%
Restructuring & restructuring-related items	(73.0)	(196.0)
Net impact of acquisitions/divestitures	—	(6.8)
Impact of foreign currency exchange rates	(19.7)	—
FAS 142 amortization benefit as of 1/1/96	(60.4)	(68.5)
Writedown of intangibles	(502.6)	(1,126.0)

GAAP Operating Income	$178.7	($641.1)	—

	1999	1998	% Change

Comparable Operating Income	$755.7	$729.3	3.6%
Restructuring & restructuring-related items	(196.0)	—
Net impact of acquisitions/divestitures	(6.8)	(17.0)
Impact of foreign currency exchange rates	0.5	—
FAS 142 amortization benefit as of 1/1/96	(68.5)	(92.7)
Writedown of intangibles	(1,126.0)	—

GAAP Operating Income	($641.1)	$619.6	—

	1998	1997	% Change

Comparable Operating Income	$733.8	$682.0	7.6%
Restructuring & restructuring-related items	—	(298.2)
Net impact of acquisitions/divestitures	(9.4)	(20.6)
Impact of foreign currency exchange rates	(12.1)	—
FAS 142 amortization benefit as of 1/1/96	(92.7)	(92.7)

GAAP Operating Income	$619.6	$270.5	129.1%

	1997	1996	% Change

Comparable Operating Income	$673.3	$608.7	10.6%
Restructuring & restructuring-related items	(298.2)	—
Net impact of acquisitions/divestitures	(6.9)	(4.8)
Impact of foreign currency exchange rates	(5.0)	—
FAS 142 amortization benefit as of 1/1/96	(92.7)	(92.7)

GAAP Operating Income	$270.5	$511.2	-47.1%

Comparable operating income is a non-GAAP measure and reflects year to year (most recent period GAAP) performance based on our current businesses. It excludes restructuring and restructuring-related items, changes in foreign currency exchange rates, spirits & wine excise taxes on net sales, and results of divestitures in both periods. It includes results from acquisitions in the prior period. Amortization of intangibles 1996-2002 is based on current intangible values and current FAS 142 goodwill accounting (adopted 1/1/02). In assessing this measure, investors should note that the net impact of restructuring and restructuring-related items, the writedown of intangibles, acquisitions and divestitures, and foreign exchange have been excluded, as well as amortization expenses has been restated, in order to provide and additional measure to investors seeking to evaluate the Company’s underlying financial performance from year to year.

Fortune Brands, Inc.
Reconciliation of EPS Before Charges/Gains to GAAP EPS

	2002	2001	% Change

Diluted EPS Before Charges/Gains and FAS 142 benefit	$2.88	$2.41	19.5%
Tax-related special items	0.46	0.78
Restructuring and restructuring-related items	(0.24)	(0.41)
Gain on sale of U.K.-based Scotch whiskey business	—	0.14
Writedown of identifiable intangibles	—	(0.43)
Benefit from 1/1/02 adoption of FAS 142 goodwill accounting	0.31	—

Diluted GAAP EPS	$3.41	$2.49	36.9%

	2001	2000	% Change

Diluted EPS Before Charges/Gains	$2.41	$2.29	5.2%
Tax-related special items	0.78	0.19
Writedown of identifiable intangibles & goodwill	(0.43)	(3.09)
Restructuring and restructuring-related items	(0.41)	(0.30)
Gain on sale of U.K.-based Scotch whiskey business	0.14)	—
Impact of dilutive shares	—	0.03

Diluted GAAP EPS	$2.49	($0.88)	—

	2000	1999	% Change

Diluted EPS Before Charges/Gains	$2.29	$1.99	15.1%
Tax-related special items	0.19	—
Writedown of goodwill	(3.09)	(6.76)
Restructuring and restructuring-related items	(0.30)	(0.75)
Sale of a financing subsidiary	—	0.13
Impact of dilutive shares	0.03	0.04

Diluted GAAP EPS	($0.88)	($5.35)	—

	1999	1998	% Change

Diluted EPS Before Charges/Gains	$1.99	$1.67	19.2%
Writedown of identifiable intangibles and goodwill	(6.76)	—
Restructuring and restructuring-related items	(0.75)	—
Sale of a financing subsidiary	0.13	—
Impact of dilutive shares	0.04	—

Diluted GAAP EPS	($5.35)	$1.67	—

	1998	1997	% Change

Diluted EPS Before Charges/Gains	$1.67	$1.48	12.8%
Restructuring and restructuring-related items	—	(1.16)
1/1/96 benefit from Gallaher net cash payment	—	(0.09)

Diluted GAAP EPS	$1.67	$0.23	626.1%

	1997	1996	% Change

Diluted EPS Before Charges/Gains	$1.48	$1.28	15.6%
Restructuring and restructuring-related items	(1.16)	—
1/1/96 benefit from Gallaher net cash payment	(0.09)	(0.25)

Diluted GAAP EPS	$0.23	$1.03	-77.7%

Diluted EPS before charges and gains is a non-GAAP measure and indicates the underlying performance of our businesses prior to costs associated with our restructuring initiatives, writedowns of intangibles or goodwill, tax credits or charges, gains or losses on divestitures, and assuming a 1/1/96 benefit from the net cash payment Gallaher made to us in connection with its spin-off on 5/31/97. Management believes that this measure is useful in analyzing the Company’s performance from year to year. In assessing this measure, investors should note that the net impact of tax-related special items, restructuring and restructuring-related items, gains/losses on the sale of certain operations, writedowns of identifiable intangibles and goodwill, and the interim period benefit from the net cash payment received from Gallaher Group Plc have been excluded.

Fortune Brands, Inc.
Reconciliation of Return On Invested Capital (ROIC) Before Charges/Gains to GAAP ROIC

	1997	1998	1999	2000	2001	2002

ROIC Before Charges/Gains	11.6%	10.7%	11.9%	12.3%	13.3%	16.0%

Adjusted Net Income before after-tax interest	$466.6	$424.8	$480.8	$517.8	$484.6	$537.7
Net charge/(gain)	(201.0)	0.0	(1,230.3)	(503.9)	12.6	35.0
FAS 142 amortization benefit as of 1/1/96	(92.9)	(96.4)	(73.2)	(66.5)	(49.6)	0.0

GAAP Net Income before after-tax interest	$172.7	$328.4	($822.7)	($52.6)	$447.6	$572.7

Adjusted Invested Capital	$4,024.6	$3,965.1	$4,049.1	$4,201.6	$3,642.6	$3,365.3

Cumulative net charge/(gain)	1,521.8	1,450.6	756.9	379.2	5.1	71.2

GAAP Invested Capital	$5,546.4	$5,415.7	$4,806.0	$4,580.8	$3,647.7	$3,436.5

GAAP ROIC	3.1%	6.1%	-17.1%	-1.1%	12.3%	16.7%

ROIC is a measure of after-tax Return On Invested Capital (ROIC). It represents the sum of net income before charges and gains plus after-tax interest divided by the 13-point average of the sum of total debt less cash plus total stockholders equity. The impact of improved returns attributable to current FAS 142 goodwill accounting and the writedowns of intangibles have been excluded by restating invested capital and net income as they would appear if current FAS 142 accounting had gone into effect and the writedowns had occurred on 1/1/96. Management believes that this measure is useful in analyzing the Company’s performance from year to year. In assessing this measure, investors should note that Net Income excludes after-tax interest, the net impact of tax-related special items, restructuring and restructuring-related items, gains/losses on the sale of certain operations and writedowns of intangibles, and amortization expense has been restated to reflect current FAS 142 accounting (adopted 1/1/02) and intangible values. For further details on charges and gains, see the GAAP reconciliation of EPS Before Charges/Gains.

Fortune Brands, Inc.
Reconciliation of Free Cash Flow to GAAP Cash Flow Provided By Operating Activities

	1997	1998	1999	2000	2001	2002

Free Cash Flow (after dividends)	($8.5)	$11.4	$121.5	$112.5	$286.7	$447.2

Net capital expenditures (net of proceeds)	191.4	245.4	217.3	212.2	204.0	186.4

Dividends Paid to Stockholders	243.4	147.4	149.6	147.7	148.0	153.4

GAAP Cash Flow Provided By Operating Activities	$426.3	$404.2	$488.4	$472.4	$638.7	$787.0

Free cash flow indicates the resources of our current business to invest in internal growth, make acquisitions, repay debt and repurchase stock. Management believes that this measure is useful in analyzing the Company’s performance from year to year.